Exhibit 24.1

SURGICAL CARE AFFILIATES, INC.

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Surgical Care Affiliates, Inc., a Delaware corporation (the “Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Andrew P. Hayek, Tom W. F. De Weerdt and Richard L. Sharff, Jr., and each or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or may be required:

To enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the 1934 Act of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Annual Report”), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to the 2015 Annual Report to be filed with the Commission and to any instruments or documents filed as part of or in connection with the 2015 Annual Report, including any amendments or supplements thereto, and granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

This power of attorney will be governed by and construed in accordance with the laws of the State of Delaware.  The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of February, 2016.

/s/ Thomas C. Geiser
Thomas C. Geiser
Director

SURGICAL CARE AFFILIATES, INC.

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Surgical Care Affiliates, Inc., a Delaware corporation (the “Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Andrew P. Hayek, Tom W. F. De Weerdt and Richard L. Sharff, Jr., and each or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or may be required:

To enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the 1934 Act of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Annual Report”), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to the 2015 Annual Report to be filed with the Commission and to any instruments or documents filed as part of or in connection with the 2015 Annual Report, including any amendments or supplements thereto, and granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

This power of attorney will be governed by and construed in accordance with the laws of the State of Delaware.  The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of February, 2016.

/s/ Sharad Mansukani, M.D.
Sharad Mansukani, M.D.
Director

SURGICAL CARE AFFILIATES, INC.

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Surgical Care Affiliates, Inc., a Delaware corporation (the “Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Andrew P. Hayek, Tom W. F. De Weerdt and Richard L. Sharff, Jr., and each or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or may be required:

To enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the 1934 Act of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Annual Report”), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to the 2015 Annual Report to be filed with the Commission and to any instruments or documents filed as part of or in connection with the 2015 Annual Report, including any amendments or supplements thereto, and granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

This power of attorney will be governed by and construed in accordance with the laws of the State of Delaware.  The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of February, 2016.

Todd B. Sisitsky
Todd B. Sisitsky
Director

SURGICAL CARE AFFILIATES, INC.

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Surgical Care Affiliates, Inc., a Delaware corporation (the “Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Andrew P. Hayek, Tom W. F. De Weerdt and Richard L. Sharff, Jr., and each or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or may be required:

To enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the 1934 Act of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Annual Report”), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to the 2015 Annual Report to be filed with the Commission and to any instruments or documents filed as part of or in connection with the 2015 Annual Report, including any amendments or supplements thereto, and granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

This power of attorney will be governed by and construed in accordance with the laws of the State of Delaware.  The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of February, 2016.

/s/ Jeffrey K. Rhodes
Jeffrey K. Rhodes
Director

SURGICAL CARE AFFILIATES, INC.

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Surgical Care Affiliates, Inc., a Delaware corporation (the “Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Andrew P. Hayek, Tom W. F. De Weerdt and Richard L. Sharff, Jr., and each or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or may be required:

To enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the 1934 Act of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Annual Report”), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to the 2015 Annual Report to be filed with the Commission and to any instruments or documents filed as part of or in connection with the 2015 Annual Report, including any amendments or supplements thereto, and granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

This power of attorney will be governed by and construed in accordance with the laws of the State of Delaware.  The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of February, 2016.

/s/ Curtis S. Lane
Curtis S. Lane
Director

SURGICAL CARE AFFILIATES, INC.

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Surgical Care Affiliates, Inc., a Delaware corporation (the “Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Andrew P. Hayek, Tom W. F. De Weerdt and Richard L. Sharff, Jr., and each or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or may be required:

To enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the 1934 Act of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Annual Report”), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to the 2015 Annual Report to be filed with the Commission and to any instruments or documents filed as part of or in connection with the 2015 Annual Report, including any amendments or supplements thereto, and granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

This power of attorney will be governed by and construed in accordance with the laws of the State of Delaware.  The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of February, 2016.

/s/ Frederick A. Hessler
Frederick A. Hessler
Director

SURGICAL CARE AFFILIATES, INC.

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Surgical Care Affiliates, Inc., a Delaware corporation (the “Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Andrew P. Hayek, Tom W. F. De Weerdt and Richard L. Sharff, Jr., and each or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or may be required:

To enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the 1934 Act of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Annual Report”), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to the 2015 Annual Report to be filed with the Commission and to any instruments or documents filed as part of or in connection with the 2015 Annual Report, including any amendments or supplements thereto, and granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

This power of attorney will be governed by and construed in accordance with the laws of the State of Delaware.  The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of February, 2016.

/s/ Lisa Skeete Tatum
Lisa Skeete Tatum
Director

SURGICAL CARE AFFILIATES, INC.

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Surgical Care Affiliates, Inc., a Delaware corporation (the “Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Andrew P. Hayek, Tom W. F. De Weerdt and Richard L. Sharff, Jr., and each or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or may be required:

To enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the 1934 Act of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Annual Report”), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to the 2015 Annual Report to be filed with the Commission and to any instruments or documents filed as part of or in connection with the 2015 Annual Report, including any amendments or supplements thereto, and granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

This power of attorney will be governed by and construed in accordance with the laws of the State of Delaware.  The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of February, 2016.

/s/ Michael A. Sachs
Michael A. Sachs
Director